UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 25, 2006

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                               MRU HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)

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          Delaware                    000-33487                  33-0954381
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(State or other jurisdiction   (Commission File Number)      (I.R.S. Employer
      of incorporation)                                   Identification Number)

               1114 Avenue of the Americas
                    New York, New York                             10036
         (Address of principal executive offices)                (Zip Code)

                                 (212) 754-0774
              (Registrant's telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers.

On January 25, 2006, M. Paul Tompkins resigned as a member of the Registrant's Board of Directors. The resignation of Mr. Tompkins was not the result of any disagreement with the Registrant on any matter relating to the Registrant's operations, policies or practices.


On January 25, 2006, the Board of Directors appointed Mr. Mathieson to the Board of Directors to fill the vacancy created by Mr. Tompkins resignation. Mr. Mathieson's appointment was not pursuant to any agreement or understanding between Mr. Mathieson and a third party. Mr. Mathieson is not expected to be named to a committee of the Board of Directors at this time. There have been no transactions during the last two years, in which the Registrant was a party, in which any director or executive officer, any director nominee, nor any family member of the above-mentioned parties, has had a direct or indirect material interest.

Item 9.01 Financial Statements and Exhibits

     (c) Exhibits

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     Exhibit No.        Exhibit
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this current report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                            MRU HOLDINGS, INC.



Date: January 25, 2006                      By:  /s/ Edwin J. McGuinn, Jr.
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                                            Name:    Edwin J. McGuinn, Jr.
                                            Title:   Chief Executive Officer

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Exhibit Index

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     Exhibit No.       Exhibit
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